UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 12, 2018

PARKERVISION, INC.

(Exact Name of Registrant as Specified in Charter)

Florida	000-22904	59-2971472
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7915 Baymeadows Way, Jacksonville, Florida	32256
(Address of Principal Executive Offices)	(Zip Code)

(904) 732-6100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter.

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07.Submission of Matters to a Vote of Security Holders.

The Company held its 2018 Annual Meeting of Shareholders (the “Annual Meeting”) on June 12, 2018. At the Annual Meeting, the Company’s shareholders considered the following proposals: (1) to elect two Class II members of the Company’s board of directors (the “Board”)  to hold office until the third ensuing annual meeting and until their respective successors are duly elected and qualified; (2) to approve an amendment to the amended and restated articles of incorporation of the Company to increase the number of authorized shares of common stock from 30,000,000 to 40,000,000; (3) to approve an amendment to the amended and restated articles of incorporation of the Company to protect the Company’s tax assets; (4) to approve the issuance of additional shares of the Company’s common stock to Aspire Capital pursuant to Nasdaq listing 5635(d) and (5) to ratify the appointment of BDO USA LLP (“BDO”) as the Company’s independent registered public accounting firm for the year ending December 31, 2018.

The shareholders elected Mr. Papken der Torossian and Mr. Frank Newman to the Board. The following is a tabulation of votes cast for and withheld from each director, as well as the number of broker non-votes with respect to each director:

Nominee	For	Withheld	Broker Non-votes
Papken der Torossian	8,587,348	435,304	10,656,649
Frank Newman	8,659,468	363,184	10,656,649

The shareholders also approved an amendment to the amended and restated articles of incorporation of the Company to increase the number of authorized shares of common stock from 30,000,000 to 40,000,000.  The following is a tabulation of votes cast for and against the proposal, as well as the number of abstentions and broker non-votes.

For	Against	Abstentions	Broker Non-votes
18,577,435	765,930	335,936	0

The shareholders also approved an amendment to the amended and restated articles of incorporation of the Company to preserve the Company’s tax assets. The following is a tabulation of votes cast for and against the proposal, as well as the number of abstentions and broker non-votes.

For	Against	Abstentions	Broker Non-votes
8,856,608	152,134	13,910	10,656,649

The shareholders also approved the issuance of additional shares of the Company’s common stock to Aspire Capital pursuant to Nasdaq listing rule 5635(d).  The following is a tabulation of votes cast for and against the proposal, as well as the number of abstentions and broker non-votes.

For	Against	Abstentions	Broker Non-votes
8,750,291	238,732	33,629	10,656,649

The shareholders also ratified the appointment of BDO as the Company’s independent registered public accounting firm for the year ending December 31, 2018.    The following is a tabulation of votes cast for and against the ratification of BDO, as well as the number of abstentions and broker non-votes.

9,437
For	Against	Abstentions	Broker Non-votes
19,437,644	159,913	81,744	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 14, 2018
PARKERVISION, INC.

By /s/ Cynthia Poehlman
Cynthia Poehlman
Chief Financial Officer